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                                                                    EXHIBIT 99.3



                            CONSENT OF GRANT A. DOVE



     I hereby consent to being named as becoming a director of Inet Technologies, Inc. in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.



                                                   /s/ GRANT A. DOVE


                                            ------------------------------------

                                                       Grant A. Dove



Dated: May 6, 1999